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                    SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC 20549



                                 FORM 8-K



                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) November 15, 1994
                                                 -------------------------------
              CENTOCOR, INC.
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            (Exact name of registrant as specified in its charter)

     Pennsylvania                    0-11103                     23-2117202
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(State or other juris-           (Commission file               (IRS Employer
diction of incorporation)            number)                 Identification No.)

 200 Great Valley Parkway, Malvern, Pennsylvania          19355
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code     (215) 651-6000
                                                   -----------------------------
                 Not applicable
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       (Former name or former address, if changed since last report)


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Item 5.   Other Events.
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          On November 15, 1994, the Registrant entered into a certain First
Supplemental Agreement and a certain Wellcome Clinical Development Agreement (collectively, the "Agreements") with The Wellcome Foundation Limited ("Wellcome") pursuant to which the Registrant and Wellcome amended certain aspects of the alliance agreements entered into by the Registrant and Wellcome in 1993. Under the Agreements, Wellcome's territorial rights to Panorex, the Registrant's 17-1A monoclonal antibody-based cancer therapeutic product, have been extended to include Japan, Taiwan, Korea and China (the "Extended Territory"). In addition, Wellcome will undertake the clinical and regulatory development of Panorex in the Extended Territory.

          Under the Agreements, Wellcome paid $3.5 million to the Registrant in exchange for one hundred forty thousand (140,000) newly issued shares of the Registrant's common stock. Upon entering into the Agreements, Wellcome paid $4.5 million to the Registrant. In addition, Wellcome is obligated to pay additional amounts to the Registrant in 1995, and may make certain other milestone payments to the Registrant upon the achievement of regulatory approvals in the Extended Territory, the total of such amounts aggregating up to $7 million.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          Exhibits:
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          10(a)     First Supplemental Agreement dated November 15, 1994 by and among the Registrant, Centocor B.V., ("CBV"), Wellcome and Burroughs Wellcome Co. ("BW"). (The Registrant has requested confidential treatment for portions of this Agreement, which have been filed separately with the Securities and Exchange Commission).

          10(b) Wellcome Clinical Development Agreement dated November 15, 1994 among the Registrant, CBV, Wellcome and BW. (The Registrant has requested confidential treatment for portions of this Agreement, which have been filed separately with the Securities and Exchange Commission).
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                                SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CENTOCOR, INC.
                                   Registrant




Dated: December 29, 1994           By:/s/ George D. Hobbs
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                                      George D. Hobbs, Vice President,
                                       Corporate Counsel and Secretary